                                                                    Exhibit 10.2






                                  $200,000,000


                       SECOND AMENDED AND RESTATED 364-DAY
                                CREDIT AGREEMENT


                                   dated as of


                               SEPTEMBER 25, 2000


                                      among


                           THOMAS & BETTS CORPORATION


                             THE BANKS PARTY HERETO


                                       and


                              WACHOVIA BANK, N.A.,
                                      AGENT

                           ---------------------------

                           WACHOVIA SECURITIES, INC.,
                                    ARRANGER

                              BANK OF AMERICA N.A.,
                              AS SYNDICATION AGENT

                               ABN AMRO BANK N.V.,
                             AS DOCUMENTATION AGENT

                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 25, 2000 among THOMAS & BETTS CORPORATION (the "Borrower"), the BANKS party hereto (the "Banks"), WACHOVIA BANK, N.A., as Agent (the "Agent"), WACHOVIA SECURITIES, INC., as Arranger (the "Arranger"), BANK OF AMERICA N.A., as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent.

                  The parties hereto are parties to an Amended and Restated 364-Day Credit Agreement dated as of June 30, 1999 (as amended by the First Amendment dated as of June 26, 2000 and in effect on the date hereof, the "Existing Credit Agreement").

                  The Borrower has requested that the Existing Credit Agreement be amended to, among other things, (i) decrease pro rata the aggregate amount of the Commitments of all Banks from $260,000,000 to $200,000,000, (ii) change the pricing of Loans thereunder, (iii) exclude a $223.9 million special charge to continuing operations, recorded during the Borrower's second fiscal quarter ended July 2, 2000, from the calculation of the financial ratio required by
Section 5.07, and (iv) modify certain of the representations, warranties and covenants of the Borrower, all as set forth herein, and that the Existing Credit Agreement be restated in its entirety as so amended, all as of the Second Restatement Effective Date as hereinafter defined.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1.01. DEFINITIONS; INTERPRETATION. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Existing Credit Agreement. The provisions hereof relating to the Applicable Facility Fee Rate, the Applicable Utilization Fee Rate and the Euro-Dollar Margin shall be deemed to have effect from the Second Restatement Effective Date without retroactive effect.

                  SECTION 1.02. AMENDMENTS. Effective as of the Second Restatement Effective Date, the Existing Credit Agreement is amended as follows and, as so amended, is hereby restated in its entirety:

                  (1) The references on the cover page and in the introduction to the aggregate amount of the Commitments are changed to refer to the aggregate amount of $200,000,000, and Schedule 1 ("Commitment Schedule") is amended to read in its entirety in accordance with Schedule 1 hereto.

                  (2) A new definition of "Applicable Facility Fee Rate" is added to Section 1.01 in the appropriate alphabetical location, to read as follows:

                  "APPLICABLE FACILITY FEE RATE" means, for any Rating Level Period, the rate set forth below opposite the reference to such Rating Level Period:

                   Rating Level Period                         Applicable Facility Fee Rate
                   -------------------                         ----------------------------
                  Rating Level I Period                                  0.105%
                  Rating Level II Period                                 0.125%
                  Rating Level III Period                                0.175%
                  Rating Level IV Period                                 0.250%
                  Rating Level V Period                                  0.500%

         PROVIDED, that each change in the Applicable Facility Fee Rate resulting from a change from one Rating Level Period to another shall be effective on the effective date of such change in the Rating Level Period, and (ii) during the initial Rating Level Period while either Moody's or S&P maintain the Borrower on "credit watch" status, Rating Level III Period shall be deemed to apply.

                  (3) A new definition of "Applicable Utilization Fee Rate" is added to Section 1.01 in the appropriate alphabetical location, to read as follows:

                  "APPLICABLE UTILIZATION FEE RATE" means, for any Rating Level Period, the rate set forth below opposite the reference to such Rating Level Period:


                  Rating Level I Period                                  0.125%
                  Rating Level II Period                                 0.125%
                  Rating Level III Period                                0.125%
                  Rating Level IV Period                                 0.000%
                  Rating Level V Period                                  0.000%

         PROVIDED, that each change in the Applicable Utilization Fee Rate resulting from a change from one Rating Level Period to another shall be effective on the effective date of such change in the Rating Level Period, and (ii) during the initial Rating Level Period while either Moody's or S&P maintain the Borrower on "credit watch" status, Rating Level III Period shall be deemed to apply.

                  (4) The definition of "CD Margin" is amended to read in its entirety as follows:

                           "CD MARGIN" means, for any CD Loan during any Rating Level Period, the rate per annum set forth below opposite the reference to such Rating Level Period:


                   Rating Level Period                                CD Margin
                   -------------------                                ---------
                  Rating Level I Period                                  0.645%
                  Rating Level II Period                                 0.750%
                  Rating Level III Period                                1.075%
                  Rating Level IV Period                                 1.375%
                  Rating Level V Period                                  1.875%

         PROVIDED, that (i) each change in the CD Margin resulting from a change from one Rating Level Period to another shall be effective on the effective date of such change in the Rating Level Period, and (ii) during the initial Rating Level Period while either Moody's or S&P maintain the Borrower on "credit watch" status, Rating Level III Period shall be deemed to apply.

                  (5) The definition of "Euro-Dollar Margin" is amended to read in its entirety as follows:

                           "EURO-DOLLAR MARGIN" means, for any Euro-Dollar Loan during any Rating Level Period, the rate per annum set forth below opposite the reference to such Rating Level Period:

                   Rating Level Period                         Euro-Dollar Margin
                   -------------------                         ------------------
                  Rating Level I Period                              0.520%
                  Rating Level II Period                             0.625%
                  Rating Level III Period                            0.950%
                  Rating Level IV Period                             1.250%
                  Rating Level V Period                              1.750%

         PROVIDED, that (i) each change in the Euro-Dollar Margin resulting from a change from one Rating Level Period to another shall be effective on the effective date of such change in the Rating Level Period, and (ii) during the initial Rating Level Period while either Moody's or S&P maintain the Borrower on "credit watch" status, Rating Level III Period shall be deemed to apply.

                  (6) A new definition of "Rating Level Period" is added to
Section 1.01 in the appropriate alphabetical location, to read as follows:

                  "RATING LEVEL PERIOD" means a Rating Level I Period, a Rating Level II Period, a Rating Level III Period, a Rating Level IV Period or a Rating Level V Period; PROVIDED that:

                           (i) "RATING LEVEL I PERIOD" means a period during which the Moody's Rating is at or above Baa1 or the S&P Rating is at or above BBB+;

                           (ii) "RATING LEVEL II PERIOD" means a period that is not a Rating Level I Period during which the Moody's Rating is at or above Baa2 or the S&P Rating is at or above BBB;

                           (iii) "RATING LEVEL III PERIOD" means a period that
                                 is neither a Rating Level I Period nor a Rating Level II Period during which the Moody's Rating is at or above Baa3 or the S&P Rating is at or above BBB-;

                           (iv) "RATING LEVEL IV PERIOD" means a period that is neither a Rating Level I Period, nor a Rating Level II Period, nor a Rating Level III Period during which the Moody's Rating is at or above Ba1 or the S&P Rating is at or above BB+; and

                           (v) "RATING LEVEL V PERIOD" means each period other than a Rating Level I Period, a Rating Level II Period, a Rating Level III Period or a Rating Level IV Period, and shall include any period during which neither a Moody's Rating nor an S&P Rating shall be in effect;

         and PROVIDED, FURTHER, that:

                           (x) if the Moody's Rating and the S&P Rating differ by more than one rating level, then the applicable Rating Level Period shall be one rating level higher than the Rating Level Period resulting from the application of the lower of such ratings (for which purpose the rating level representing Rating Level I Period is deemed to be the highest rating level); and

                           (y) the terms "MOODY'S RATING" and "S&P RATING" mean, at any time, the rating of the Borrower's senior unsecured, non-credit enhanced, long-term debt obligations then most recently announced by Moody's or S&P, respectively.

                  (7) Section 2.09 is amended to read in its entirety as follows:

                  SECTION 2.09.  FEES.

                           (a) FACILITY FEE. The Borrower shall pay to the
                  Agent, for the account of the Banks ratably in proportion to their respective Credit Exposures, a facility fee (the "FACILITY FEE") at a rate per annum equal to the Applicable Facility Fee Rate, payable quarterly in arrears on each Quarterly Payment Date and on the day on which the Commitments terminate in their entirety (and, if later, on the day on which the Credit Exposures are reduced to zero).

                           (b) UTILIZATION FEE. For each day on which the
                  aggregate outstanding principal amount of Committed Loans equals or exceeds 25% of the aggregate amount of the Commitments, the Borrower shall pay to the Agent, for the account of the Banks ratably in accordance with the respective aggregate outstanding principal amounts of the Committed Loans made by them, a utilization fee (the "UTILIZATION FEE") at a rate per annum equal to the Applicable Utilization Fee Rate on the aggregate outstanding amount of the Committed Loans, payable on each day on which interest is payable under Section 2.07.

                           (c) AGENT'S AND ARRANGER'S FEE. The Borrower shall
                  pay to each of the Agent and the Arranger, for its own account, such agency fee and arranger fee, respectively, as has been separately agreed between the Borrower, the Agent and the Arranger.

                  (8) (a) Section 4.04(a) is amended by changing the date "January 3, 1999" to "January 2, 2000", and by changing the phrase "1998 Form 10-K, as amended by Borrower's Form 10-K/A filed June 7, 1999 with the SEC" to read "1999 Form 10-K, as amended,".

                  (b) Section 4.04(b) is amended by changing the date "April 4, 1999" to "July 2, 2000", and by changing the phrase "latest Form 10-Q, as amended by Borrower's Form 10-Q/A filed June 7, 1999 with the SEC" to read "Form 10-Q for the second fiscal quarter ended July 2, 2000".

                  (c) Section 4.04(c) is amended by changing the date "April 4, 1999" to "August 21, 2000".

                  (d) Section 4.05 is amended by changing the phrase "1998 Form 10-K" to read "1999 Form 10-K".

                  (9) Section 5.07 is amended to read in its entirety as follows:

                           SECTION 5.07. OPERATING CASH FLOW RATIO. At no date
                  shall the ratio of (i) Consolidated Operating Cash Flow for the four most recent consecutive fiscal quarters of the Borrower ended on or most recently prior to such date to (ii) Total Borrowed Funds as of such date, be less than (a) .35 for the Borrower's fiscal quarters ending October 1, 2000 and December 31, 2000, (b) .30 for the Borrower's fiscal quarter ending April 1, 2001 and (c) .20 for the Borrower's fiscal quarters ending on and after July 1, 2001.

                           The calculation of Consolidated Operating Cash Flow
                  for any period of four consecutive fiscal quarters which includes the Borrower's fiscal quarter ending July 2, 2000 shall exclude the special charges totaling $223.9 million incurred by the Borrower and described in Note 6 to Condensed Consolidated Financial Statements set forth in Borrower's Quarterly Report on Form 10-Q for its fiscal quarter ended July 2, 2000.

                  (10) A new Section 5.13 is added, to read in its entirety as follows:

                           SECTION 5.13. STOCK REPURCHASES. During the period
                  from and including September 25, 2000 to and including December 31, 2000, the Borrower will not repurchase, or enter into any agreement to purchase, directly or indirectly, any of its shares of capital stock.

                  SECTION 1.03. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and the Banks as of the Second Restatement Effective Date that each of the representations and warranties set forth in
Article 4 of the Existing Credit Agreement, as amended hereby, is true on and as of the Second Restatement Effective Date as if made on and as of the Second Restatement Effective Date.

                  SECTION 1.04. SECOND RESTATEMENT EFFECTIVE DATE. This Agreement shall become effective on the date (the "SECOND RESTATEMENT EFFECTIVE DATE") on which the Agent notifies the Borrower that the following conditions have been satisfied:

                  (i) EXECUTION AND DELIVERY. This Agreement shall have been executed and delivered by the Borrower, the Agent and the Required Banks.

                  (ii) CORPORATE DOCUMENTS. The Agent shall have received all such documents as it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent.

                  (iii) OPINIONS. The Agent shall have received (a) an opinion of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel for the Borrower substantially in the form of Exhibit A-1 hereto, (b) an opinion of the Borrower's Vice President-General Counsel or its Assistant General Counsel, substantially in the form of Exhibit A-2 hereto, and (c) an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Agent, substantially in the form of Exhibit A-3 hereto, each dated the Second Restatement Effective Date.

                  (iv) NOTES. The Agent shall have received for the account of each Bank a duly executed Note dated the Second Restatement Effective Date complying with the provisions of Section 2.05 of the Existing Credit Agreement against delivery of the Notes outstanding under the Existing Credit Agreement marked "cancelled".

                  (v) FEES. The Agent shall have received evidence of payment of
         (a) the up-front fee as provided for in the fee letter dated as of the date hereof between the Borrower and the Agent and (b) any costs and expenses then payable (to the extent invoiced) under Section 1.05 hereof.

The Agent shall promptly notify the Banks of the occurrence of the Second Restatement Effective Date.

                  SECTION 1.05. COSTS AND EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the execution and delivery of this Agreement.

                  SECTION 1.06. MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Banks.

                  (b) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

                  (c) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Agreement and the fee letter referred to herein constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        THOMAS & BETTS CORPORATION



                                        By:/s/  Thomas C. Oviatt
                                           -----------------------------------
                                            Name:  Thomas C. Oviatt
                                            Title:  Treasurer


                                        WACHOVIA BANK, N.A., as Agent and
                                            a Bank


                                        By:/s/  Karin E. Reel
                                           -----------------------------------
                                              Name:  Karin E. Reel
                                              Title:  Vice President

                                        BANK OF AMERICA, N.A.



                                        By:/s/ Ameet A. Tijoriwala
                                           -----------------------------------
                                              Name:  Ameet A. Tijoriwala
                                              Title:  Vice President

                                        ABN AMRO BANK N.V.


                                        By:/s/ Mary L. Honda
                                           -----------------------------------
                                            Name:  Mary L. Honda
                                            Title:  Vice President


                                        By:/s/ Charles H. Fowler
                                           -----------------------------------
                                            Name:  Charles H. Fowler
                                            Title:  Vice President

                                        THE BANK OF NOVA SCOTIA



                                        By:/s/ F.C.H. Ashby
                                           -----------------------------------
                                            Name:  F.C.H. Asbhy
                                            Title:  Senior Manager Loan
                                                    Operations


                                        CIBC INC.


                                        By:/s/ Dominic Sorresso
                                           -----------------------------------
                                            Name:  Dominic Sorresso
                                            Title:  Executive Director
                                                    CIBC World Markets Corp.,
                                                    as Agent

                                        DEUTSCHE BANK AG, NEW YORK
                                           AND/OR CAYMAN ISLANDS BRANCH


                                        By:/s/ Sheryl Paynter
                                           -----------------------------------
                                            Name:  Sheryl Paynter
                                            Title:  Vice President


                                        By:/s/ Christoph Koch
                                           -----------------------------------
                                            Name:  Christoph Koch
                                            Title:  Vice President


                                        FIRST UNION NATIONAL BANK



                                        By:/s/ Andy Tompkins
                                           -----------------------------------
                                            Name:  Andy Tompkins
                                            Title:  Vice President

                                        SUNTRUST BANK, NASHVILLE, N.A.



                                        By:/s/ Bryan W. Ford
                                           -----------------------------------
                                            Name:  Bryan W. Ford
                                            Title:  Vice President



                                        THE NORTHERN TRUST COMPANY



                                        By:/s/ Ashish S. Bhagwat
                                           -----------------------------------
                                            Name:  Ashish S. Bhagwat
                                            Title:  Second Vice President


                                        BANCA NAZIONALE DEL LAVORO
                                           S.P.A. NEW YORK BRANCH



                                        By:/s/ Giulio Giovine
                                           -----------------------------------
                                              Name:  Giulio Giovine
                                              Title:  Vice President

                                        By:/s/ Leonardo Valentini
                                           -----------------------------------
                                            Name:  Leonardo Valentini
                                            Title:  First Vice President


                                        THE BANK OF NEW YORK



                                        By:/s/ Steven Cavaluzzo
                                           -----------------------------------
                                            Name:  Steven Cavaluzzo
                                            Title:  Vice President

                                        BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY



                                        By:/s/ Stephanie Geesey
                                           -----------------------------------
                                            Name:  S. B. Geesey
                                            Title:  Vice President


                                        AMSOUTH BANK f/k/a
                                        FIRST AMERICAN NATIONAL BANK



                                        By:/s/ Jonathan C. Tutor
                                           -----------------------------------
                                              Name:  Jonathan C. Tutor
                                              Title:  Vice President


                                        KBC BANK N.V.



                                        By:/s/ Robert Snauffer
                                           -----------------------------------
                                            Name:  Robert Snauffer
                                            Title:  First Vice President


                                        By:/s/ Raymond F. Murray
                                           -----------------------------------
                                            Name:  Raymond F. Murray
                                            Title:  First Vice President

                                        THE SUMITOMO BANK, LTD.


                                        By:/s/ C. Michael Garrido
                                           -----------------------------------
                                            Name:  C. Michael Garrido
                                            Title:  Senior Vice President


                                        UNION PLANTERS BANK, N.A.


                                        By:/s/ Shea Buchignani
                                           -----------------------------------
                                              Name:  Shea Buchignani
                                              Title:  Assistant Vice President

                                   SCHEDULE 1

                               COMMITMENT SCHEDULE



Bank                                                                                      Commitment
----                                                                                      ----------
Wachovia Bank, N.A................................................................        20,000,000
Bank of America N.A...............................................................        17,000,000
ABN AMRO Bank N.V.................................................................        17,000,000
Deutsche Bank AG, New York and/or Cayman Islands Branch...........................        15,000,000
The Bank of Nova Scotia...........................................................        13,000,000
SunTrust Bank, Nashville, N.A.....................................................        13,000,000
The Northern Trust Company........................................................        13,000,000
Bank of Tokyo-Mitsubishi Trust Company............................................        13,000,000
Union Planters Bank, N.A..........................................................        13,000,000
Banco Nazionale del Lavoro S.p.A., New York Branch................................        11,000,000
The Bank of New York..............................................................        11,000,000
CIBC Inc..........................................................................        10,000,000
First Union National Bank.........................................................        10,000,000
First American National Bank......................................................        10,000,000
KBC Bank N.V......................................................................         7,000,000
The Sumitomo Bank Ltd.............................................................         7,000,000
                                                     TOTAL                              $200,000,000
                                                                                        ============


                                                                     EXHIBIT A-1


            [FORM OF OPINION OF MILBANK, TWEED, HADLEY & McCLOY LLP]



                       [Second Restatement Effective Date]

Each of the Banks party
to the Agreement
referred to below

Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia

Ladies and Gentlemen:

         We have acted as special New York counsel to Thomas & Betts Corporation, a corporation organized under the laws of Tennessee (the "BORROWER"), in connection with the Second Amended and Restated 364-Day Credit Agreement dated as of September 25, 2000 (the "AGREEMENT") among the Borrower, the lenders named therein (the "BANKS"), Wachovia Bank, N.A., as Agent (in such capacity, the "AGENT"), Wachovia Securities, Inc., as Arranger, Bank of America N.A., as Syndication Agent, and ABN AMRO Bank N.V., as Documentation Agent, providing for loans to be made by said lenders to the Borrower in an aggregate principal amount at any time outstanding not exceeding $200,000,000. Terms defined in the Agreement are used herein as defined therein. This opinion is being delivered pursuant to Section 1.04(iii)(a) of the Agreement.

         In rendering the opinions expressed below, we have examined the Existing Credit Agreement, the Agreement and the Notes and such corporate records of the Borrower and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Agreement or certificates of appropriate representatives of the Borrower.

         In rendering the opinions expressed below, we have assumed, with respect to the Agreement and the Notes, that:

         (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except, to the extent provided below, as to the Borrower) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

         (ii)     all signatories to such documents have been duly authorized;
                  and

         (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

         Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that the Agreement constitutes, and each
Note issued pursuant thereto when duly executed and delivered pursuant thereto will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of thereof is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

         The foregoing opinions are subject to the comments and qualifications set forth in our opinion dated ___, 1999 with respect to the Existing Credit Agreement, a copy of which is attached hereto.

         The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

         This opinion letter is, pursuant to Section 1.04(iii)(a) of the Agreement, provided to you by us in our capacity as special New York counsel to the Borrower and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Agreement without, in each instance, our prior written consent.

                                                  Very truly yours,

                                                                     EXHIBIT A-2


                 [FORM OF OPINION OF THOMAS & BETTS CORPORATION]


                       [Second Restatement Effective Date]


Each of the Banks party
to the Agreement
referred to below

Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia

Ladies and Gentlemen:

         I am [Vice President-General Counsel][Assistant General Counsel] of Thomas & Betts Corporation, a corporation organized under the laws of Tennessee (the "BORROWER"), and I, or attorneys under my supervision, have acted as counsel to the Borrower in connection with the Second Amended and Restated 364-Day Credit Agreement dated as of September 25, 2000 (the "AGREEMENT") among the Borrower, the banks party thereto (the "BANKS"), Wachovia Bank, N.A., in its capacity as agent for said Banks (the "AGENT"), Wachovia Securities, Inc., as Arranger, Bank of America N.A., as Syndication Agent, and ABN AMRO Bank N.V., as Documentation Agent, providing for, among other things, the making of loans by the Banks in an aggregate principal amount up to $200,000,000. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Agreement.

         In rendering the opinions expressed below, I have examined such corporate records and documents as I have deemed necessary as a basis for the opinions expressed below.

         In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon statements of governmental officials and upon representations made in or pursuant to the Agreement and the Notes and certificates of appropriate representatives of the Borrower.

         Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that:

                  1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Tennessee, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  2. Each of the Agreement and the Notes has been duly authorized, executed and delivered by the Borrower. The execution, delivery and performance by the Borrower of the Agreement and the Notes are within the Borrower's corporate powers, (i) have been duly authorized by all necessary corporate action on the part of the Borrower, (ii) require no action by or in respect of, or filing with, any governmental body, agency or official (other than as may be required of any particular Bank) and (iii) do not contravene or constitute a default under (x) any provision of any law or regulation applicable to the Borrower, (y) the charter or by-laws of the Borrower or (z) any instrument or agreement evidencing or governing Material Debt of the Borrower or any of its Significant Subsidiaries known to me or any material agreement, judgment, injunction, order, decree or other instrument known to me to be binding upon the Borrower, or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Significant Subsidiaries under any of the foregoing.

                  3. Except as set forth in the Borrower's (i) Annual Report on Form 10-K for the fiscal year ended January 2, 2000, (ii) Quarterly Report on Form 10-Q for the quarter ended July 2, 2000 and (iii) Current Report on Form 8-K dated August 28, 2000, to the best of my knowledge, there is no action, suit or proceeding pending against, or threatened against or affecting, the Borrower or any of its Significant Subsidiaries before any court or arbitrator or any governmental body, agency or official, which could reasonably be expected to materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole or which in any manner draws into question the validity of the Agreement or the Notes.

         The foregoing opinions are limited to matters involving the federal laws of the United States and the laws of the State of Tennessee, and I do not express any opinion as to the laws of any other jurisdiction.

         This opinion letter is provided to you pursuant to Section 1.04(iii)(b) of the Agreement, and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Agreement without, in each instance, my prior written consent.

                                        Very truly yours,

                                                                     EXHIBIT A-3

               [OPINION OF WOMBLE CARLYLE SANDRIDGE & RICE, PLLC]

                       [Second Restatement Effective Date]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia

Dear Ladies and Gentlemen:

         We have participated in the preparation of the Second Amended and Restated 364-Day Credit Agreement (the "AGREEMENT") dated as of September 25, 2000 among Thomas & Betts Corporation, a Tennessee corporation (the "BORROWER"), the banks listed on the signature pages thereof (the "BANKS") and Wachovia Bank, N.A., as Agent (the "AGENT"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 1.04(iii)(c) of the Agreement. Terms defined in the Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that the Agreement constitutes, and each Note issued pursuant thereto when duly executed and delivered pursuant thereto will constitute, a valid and binding agreement of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of Georgia and the foregoing opinion is limited to the laws of the State of Georgia and the Federal laws of the United States of America. Insofar as the foregoing opinion involves matters governed by the laws of Tennessee, we have relied, without independent investigation, upon the opinion of [Penelope Y. Turnbow], a copy of which has been delivered to you. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of Georgia) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or by any other person without our prior written consent.

                                                              Very truly yours,